LICENSE AGREEMENT


Agreement dated March 1, 1996 by and between ANHEUSER-BUSCH, INCORPORATED, a Missouri corporation, having its principal office at One Busch Place, St. Louis, Missouri 63118-1852 ("Licensor") and THE EARTHGRAINS COMPANY, a Delaware corporation having its principal office at 8400 Maryland Avenue, St. Louis, Missouri
63105 ("Licensee")  with  reference to  the  following recitals:

     A. Licensor desires to license certain trademarks to Licensee. Said marks are set forth on the attached Exhibit A
("Trademarks");

     B. Licensee wishes to use the Trademarks upon and in connection with the manufacture, sale, marketing and distribution
of the article(s)  described  in  the attached  Exhibit B.   The
article or articles described in the attached Exhibit B and on which or in connection with which Licensee uses one or more Trademarks shall hereinafter be referred to as "Articles". This Exhibit B may be amended from time to time as Licensee may desire to expand its product line;

     C. Licensor desires to protect the integrity of its Trademarks and to preserve its right in products bearing the Trademarks so as to avoid consumer confusion and to distinguish its products from those of its competitors;

     D. This License Agreement replaces and supersedes the October 8, 1987 Agreement between these same two parties.

     NOW, THEREFORE, in consideration of the mutual promises of this Agreement, the parties agree as follows:

     1.  GRANT OF LICENSE

         (a) Licensor grants to Licensee, subject to the terms and conditions of this Agreement, the exclusive right to use the Trademarks upon the Articles and in connection with the Articles' manufacture, sale, marketing and distribution. Licensor reserves any rights, benefits and opportunities not expressly granted to Licensee under this Agreement. Licensee agrees that it shall not use the Trademarks in any manner not expressly authorized by this Agreement.

        (b)  The License Agreement between the parties dated
October 8, 1987 is hereby terminated by the mutual consent of the parties and neither party shall have any

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further liability or obligation to the other party in respect of such agreement.

        (c) Licensor represents and warrants that it will not take any action to nullify or limit the grant of this License and that it has the right and authority to enter into this Agreement.

     2.  TERRITORY

         The license granted under this Agreement extends only to the United States, its territories and possessions, Canada and Mexico (the "Territory"). This Agreement grants no right to manufacture, sell, market or distribute Articles outside the Territory, and this Agreement grants no right to authorize any person or entity to manufacture, sell, market or distribute Articles outside the Territory. Licensee agrees not to sell Articles to any person or entity who Licensee knows or has reason to know intends or is likely to resell Articles outside the Territory.

    3.  TERM

        The term of this Agreement shall be perpetual unless terminated in accordance with other provisions herein.

    4.  MARKETING AND DISTRIBUTION

        Licensee shall market and distribute Articles bearing the Trademarks so as to ensure that the Trademarks are not subject to abandonment.

    5.  QUALITY AND APPROVAL

        (a)  Purpose of Quality Control.

        Licensee agrees that the Articles shall be of a uniformly high quality. In order to maintain the quality of the Articles and reputation of the Trademarks, Licensor must approve, from time to time upon reasonable notice to Licensee, the use of the Articles and promotional and packaging material bearing the Trademarks.

         (b) The parties hereto understand that several third parties supply different ingredients, Articles, point of sale materials and packaging materials bearing the Trademarks to Licensee. Licensee acknowledges that the high quality standards in paragraph 5(a) apply to the materials, Articles and ingredients purchased from third party suppliers.

         (c)  Submittal Approval.

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3

         (1) Prior to the review provided for in paragraph 5(a), or at least annually, Licensee shall deliver at its expense a complete set of art work, sketches and/or production samples of the Articles, packaging and advertising therefor. Licensor shall have ten (10) business days to approve these submittals. If Licensor does not disapprove of the submittals within such ten (10) day period, then the submittals will be deemed approved. Licensor's approval of a particular material shall extend to substantially similar uses of the Trademarks on other materials. Licensor shall have ten (10) business days to disapprove of said materials. If

Licensor does not disapprove of these materials within ten (10) business days, the materials will be deemed approved.

         (d)  Quality Maintenance.

         Licensee shall maintain the same quality in the Articles and promotional and packaging material relating to the Articles
produced as in the samples approved by Licensor.   Licensee agrees
to provide upon demand a reasonable number, from time to time, of samples of the Articles and of promotional and packaging material relating to the Articles at no cost to Licensor for Licensor's periodic quality control inspection.

         (e)  Licensee's Production Facilities.

         Licensor shall have the right upon reasonable notice to Licensee, during regular business hours, at its own expense, to inspect any production facilities where any Articles are being manufactured for the purpose of enabling Licensor to determine whether Licensee is adhering to the requirements of this Agreement relating to the nature and quality of the Articles and the use of the Trademarks.

         (f)  Damaged, Defective or Non-Approved Items.

         Licensee shall not sell, market, distribute or use for any purpose or permit any third party to sell, market, distribute or use for any purpose any Articles or promotional and packaging material relating to the Articles which are damaged, defective, seconds or otherwise fail to meet Licensor's specifications or quality standards or the trademark and copyright usage and notice requirements of this Agreement. The parties acknowledge that sales of Articles are and will be made in thrift stores. Licensee warrants that these thrift stores will be operated in substantially the same manner during the term hereof regarding quality of the Articles as they are now operated.

     6.  RIGHTS IN THE TRADEMARKS AND COPYRIGHT WORKS

         (a) Licensee shall not make any unlicensed use or file any application for registration of any of the Trademarks or any marks or works similar thereto.

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4


         (b) Licensee acknowledges the validity of and Licensor's rights in the Trademarks and shall not do or suffer to be done any act or thing which will impair the rights of Licensor in and to
the Trademarks.   Licensee shall not acquire and shall not claim
any title to the Trademarks by virtue of the license granted to Licensee or through Licensee's use of the Trademarks, the parties intending and agreeing that all use of the Trademarks by Licensee shall inure to the benefit of Licensor.

         (c) Licensee shall use reasonable commercial efforts to ensure that the Trademarks are not diluted or subject to disrepute in the course of Licensee's use thereof and that Licensor's reputation is not subject to disrepute and that Licensor's ownership of the Trademarks are preserved.

     7.  INFRINGEMENT OF TRADEMARKS OR COPYRIGHT WORKS

         If Licensee learns of any infringement of the Trademarks or of the existence, use or promotion of any mark or design similar to the Trademarks, Licensee shall promptly notify Licensor. Licensor has the right to decide at its sole discretion what legal proceedings or other action, if any, shall be taken, by whom, how such proceedings or other action shall be conducted and in whose name such proceedings or other action shall be performed. Any legal proceedings instituted pursuant to this Section shall be at Licensor's sole cost and expense, for the sole benefit of Licensor, and all sums recovered in such proceedings, whether by judgment, settlement or otherwise shall be retained solely and exclusively by Licensor.

     8.  COOPERATION WITH LICENSOR

         Licensee agrees to cooperate with Licensor in the prosecution of any trademark or copyright application that Licensor may desire to file or in the conduct of any litigation relating to the Trademarks. Licensee shall supply to Licensor such samples, containers, labels, sales information and similar material and, upon Licensor's request, shall procure evidence, give testimony and cooperate with Licensor as may reasonably be required in connection with any such application or litigation. Licensor agrees to reimburse Licensee for its genuine, reasonable and documented out of pocket costs actually incurred in connection with proceedings under this paragraph.


     9.  COMPLIANCE WITH GOVERNMENT STANDARDS

         Licensee represents and warrants that the Articles, their packaging, marketing, sales and distribution shall meet or exceed all Federal, State and local laws, ordinances, standards, regulations and guidelines pertaining to such products or activities, including, but not limited to, those pertaining to
product safety, quality, and labeling.   Licensee agrees that it
will not package, market, sell or distribute any Articles or cause or permit any Articles to be packaged, marketed, sold or distributed in violation of any such Federal, State or local law, ordinance, standard, regulation or guideline.

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5

     10.  TRADEMARK AND COPYRIGHT OWNERSHIP AND NOTICES

            (a) Licensee's use of any of the Trademarks shall, depending upon the directions provided by Licensor, in every instance be combined with one of the following notices: (i) Reg. U.S. Pat. & TM. Off.; (ii) (R); (iii) TM; or (iv) such other similar language as shall have Licensor's prior approval.

            (b) Licensor and Licensee agree that artwork and designs directly involving the Trademarks shall be and remain the property of Licensor and Licensor shall have the right to file applications to register them in the United States Patent and Trademark Office. Licensee shall have the right to ask Licensor to add those marks to the Trademarks listed on Schedule A. Licensee shall own the other designs and artwork hereinafter which do not involve the Trademarks. Each party agrees to execute promptly all reasonable requests from the other party to give effect to this clause.

     11.  TERMINATION

          (a) Without prejudice to any other rights which Licensor may have, Licensor may at any time give notice of termination effective immediately:

          (1) If Licensee shall fail for sixty (60) consecutive days to continue the bona fide distribution and sale of the Articles in commercially reasonable quantities in the Territory unless such distribution is prevented by a force majeure event;

          (2) If Licensee does any act to bring the Trademarks into disrepute;

          (3) If Licensee shall be unable to pay its obligations when due, shall make any assignment for the benefit of creditors, shall file a voluntary petition in bankruptcy, shall be adjudicated bankrupt or insolvent, shall have bankruptcy, reorganization, insolvency, or liquidation proceedings instituted against it that are not dismissed within sixty (60) days from the date of the institution thereof, shall have any receiver or trustee in bankruptcy or insolvency appointed for its business or property, or shall make an assignment for the benefit of creditors;

          (4) If the quality of any Articles is lower than in that which was approved by Licensor for such Article;

          (5) If Licensee manufactures, sells, markets, distributes or uses any Articles or promotional or packaging material relating to the Articles without Licensor's approval as provided for by this Agreement or continues to manufacture, sell, market, distribute or use any Articles or promotional or packaging material relating to the Articles after receipt of notice from Licensor disapproving such items;

          (6) If Licensee becomes subject to any voluntary or involuntary order of any governmental agency involving the recall of any Articles or promotional or packaging material relating to the Articles because of safety, health or

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6
other hazards or risks to the public and Licensee fails to comply with such order;

          (7) If Licensee breaches any provision of this Agreement relating to the unauthorized assertion of rights in the Trademarks;

          (8) If Licensee fails to obtain or maintain insurance coverage as required by the provisions of this Agreement;

          (b) If Licensee commits any other material breach of its obligations under this Agreement or any other agreement between Licensor and Licensee and fails to rectify that breach within thirty (30) days after notice of such breach by Licensor, then Licensor shall have the right to terminate this License Agreement.

          (c) If reasonable grounds for insecurity arise with respect to Licensee's performance of this Agreement, Licensor may in writing demand adequate assurance of due performance. Until Licensor receives such assurance in writing, it may suspend its performance of this Agreement. If Licensor does not receive such written assurance within ten (10) business days after the date of its request therefor. The failure by Licensee to furnish such assurance will constitute a material breach which entitles Licensor to immediately terminate this Agreement.

     12.  POST-TERMINATION AND EXPIRATION RIGHTS AND
          OBLIGATIONS

          (a) If this Agreement is terminated for any cause under the previous Section 11, Licensee and Licensee's receivers, representatives, trustees, agents, administrators, successors or permitted assigns shall have no right after the effective date of termination to manufacture, sell, ship, market or distribute Articles or to use any promotional and packaging material relating to the Articles.

          (b) After the expiration or termination of this Agreement, all rights granted to Licensee under this Agreement shall forthwith revert to Licensor, and Licensee shall refrain from further use of the Trademarks or any further reference to the Trademarks, either directly or indirectly, or from use of any marks or designs similar to the Trademarks in connection with the manufacture, sale, marketing or distribution of Licensee's products.

     13.  INDEMNITY AND INSURANCE

          (a) Licensee acknowledges that it will have no claims against Licensor for any damage to property or injury to persons arising out of the operation of Licensee's business. Licensee agrees to indemnify, hold harmless and defend Licensor with legal counsel reasonably acceptable to Licensor from and against all demands, claims, injuries, losses, damages, actions, suits, causes of action, proceedings, judgments, liabilities and expenses, including attorneys' fees, court costs and other legal expenses, arising out of or connected with the Articles, the promotional or

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packaging material relating to the Articles, Licensee's methods of manufacturing, marketing, selling or distributing the Articles, Licensee's use of the Trademarks or any breach by Licensee of any provision of this Agreement or of any warranty made by Licensee in this Agreement.

          (b) Licensee shall obtain and maintain during the term of this Agreement and the disposal period, if any, comprehensive general liability insurance coverage, including product liability insurance, naming Licensor as additional insured. Such insurance shall be underwritten by insurers satisfactory to Licensor and shall be written for limits of not less than $2,000,000 each occurrence combined, for bodily injury, including death and property damage. On January 1, 1999 and on the first day of each calendar year thereafter (each such day shall be an Adjustment
Date), the insurance coverage required hereunder shall be adjusted by the same percentage as the percentage change in the Consumer Price Index (or such successor index that may replace the Consumer Price Index in recognition and stature) from the date on which the insurance coverage required hereunder was last established. Licensee shall furnish Licensor promptly upon the execution of this Agreement with a certificate of insurance stating thereon the limits of liability, the period of coverage, the parties insured (including Licensee and Licensor), and the insurer's agreement not to terminate or materially modify such insurance without endeavoring to notify Licensor in writing at least ten (10) days before such termination or modification. Coverage provided for Licensor shall be primary, and any insurance maintained by Licensor shall be in excess and not contributing with any insurance provided by Licensee. Coverage shall be on an occurrence rather than a claims made basis. In no event shall Licensee make any use of the Trademarks before Licensor's receipt of such insurance certificate.

          (c) The existence of the insurance coverage shall not mitigate, alter or waive the indemnity provisions of subparagraph
(a). Licensor shall not be responsible for the payment of the premiums, charge taxes, assessments or other costs for the insurance.

          (d) Licensor indemnifies and agrees to hold Licensee harmless and defend Licensee against all demands, claims, injuries, losses, damages, actions, suits, causes of action, proceedings, judgments, liabilities and expenses including attorney fees, court costs or other legal expenses arising out of a material breach of any of its covenants, representations and warranties hereunder.
The existence of insurance coverage shall not mitigate, alter or waive these indemnity provisions.

     14.  NOTICES

          Notices provided for herein shall be considered effectively given when sent by fax, hand delivery or Certified
Mail, in the case of Licensor, to:

                    ANHEUSER-BUSCH, INCORPORATED
                          One Busch Place
                    St. Louis, Missouri 63118-1852

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                      Attention: Legal Department
                          FAX:  314/577-3835

and, in the case of Licensee to:

                         The Earthgrains Company
                           8400 Maryland Avenue
                        St. Louis, Missouri  63105
                  Attn:  Office of the General Counsel
                           FAX:  314/259-7029

or, in each case, to such other address as may be substituted by such notice as provided for herein.

     15.  ASSIGNMENT AND SUBLICENSE

          (a) The license granted hereunder is unique to Licensee, and Licensee shall not assign, transfer, encumber or sublicense any of its rights under this Agreement or delegate any of its obligations under this Agreement (whether voluntarily, by operation of law, change in control or otherwise) without Licensor's prior
written approval.   Any attempted assignment, transfer, sublicense,
encumbrance or delegation by Licensee without such approval shall be void and a material breach of this Agreement, resulting in immediate termination of this License Agreement. The parties acknowledge that certain Articles, ingredients and materials bearing the Trademarks are manufactured or will be manufactured by third parties. So long as these items are in compliance with the quality provisions of paragraph 5 hereof, this will not violate the terms of this Agreement.

          (b) Licensor is entering into this Agreement with Licensee based, in substantial part, on the unique attributes which Licensee and its business offer, in view of Licensee's management, products and methods of operation. Subject to the foregoing, this Agreement will be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

               Licensee shall provide Licensor with written notice of any Change of Control Event (as hereinafter defined), such notice to be delivered to Licensor within five (5) days of the occurrence of such Change of Control Event. At the option of Licensor, this Agreement and Licensee's rights hereunder shall be terminated on the third anniversary of a Change of Control Event. In order to exercise such option, Licensor shall deliver written notice to Licensee no later than sixty (60) days after the date it receives notice from Licensee of the occurrence of the Change of Control Event in accordance with the terms of this section.

               A Change of Control Event shall occur at such time as (a) any entity, which for this purpose shall include any group as defined by Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934 (an Acquiring Person), becomes the Beneficial Owner, directly or indirectly, of shares of capital stock of the Licensee,

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entitling the Acquiring Person to exercise 20% or more of the total voting power of all classes of stock of the Licensee entitled to vote in elections of directors; (b) Continuing Directors cease to constitute at least a majority of the directors of the Licensee; or
(c) Licensee merges into or consolidates with any other entity; or
(d) any other entity merges into Licensee and immediately after such merger as a result of such merger the holders of the outstanding capital stock of Licensee are not Beneficial Owners of shares of capital stock of the Licensee entitling them to exercise 50% or more of the total voting power of all classes of stock of the licensee entitled to vote in election of directors.

               The term Beneficial Owner shall be determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934.

               Continuing Directors shall be any directors of the Licensee who either (a) were directors of the Licensee on the date of the distribution (the Effective Date) by Anheuser-Busch Companies, Inc. (A-BC) of the shares of common stock of Licensee to the holders of the common stock of A-BC or (b) became directors of the Licensee after the Effective Date and whose election or nomination for election by the shareholders of the Licensee was duly approved by the Continuing Directors who were at the time of election or nomination directors of the Licensee, either by a specific vote or by approval of the proxy statement issued by the Licensee in which such individual was named as a nominee for director of the Licensee.

     16.  COSTS AND EXPENSES

          Each party shall bear and pay all costs and expenses arising in connection with its performance of this Agreement.

     17.  INDEPENDENT CONTRACTOR

          Licensee is an independent contractor and not an agent, partner, joint venturer, affiliate or employee of Licensor. No fiduciary relationship exists between the parties. Neither party shall be liable for any debts, accounts, obligations or other liabilities of the other party, its agents or employees. Licensee shall have no authority to obligate or bind Licensor in any manner. Licensor has no proprietary interest in Licensee and has no interest in the business of Licensee, except to the extent expressly set forth in this Agreement.

     18.  SEVERABILITY

          If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law or any competent governmental or other authority, the remaining provisions shall be severable and enforceable in accordance with their terms so long as this Agreement without such terms or provisions does not fail of its essential purpose or purposes. The parties will negotiate in good faith to

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10

replace any such illegal or unenforceable provision or provisions with suitable substitute provisions which will maintain the economic purposes and intentions of this Agreement.

     19.  EXHIBITS

          All references to "Exhibit" or "Exhibits" herein shall mean those Exhibits A and B attached to this Agreement, which Exhibits, wherever referred to herein, are hereby incorporated into this Agreement as though fully set forth herein.

     20.  SURVIVAL

          The obligations and agreements under Sections 6, 7, 8,
12, 13 and 21 shall survive the termination or expiration of this Agreement.

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     21.  MISCELLANEOUS

     (a)  Captions.

          The captions for each Section have been inserted for the sake of convenience and shall not be deemed to be binding upon the parties for the purpose of interpretation of this Agreement.

     (b)  Scope and Amendment of Agreement.

          This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement, supersedes any and all prior and contemporaneous negotiations, understandings or agreements in regard to such subject matter and is intended as a final expression of their Agreement. This Agreement may be amended only by written instrument expressly referring to this Agreement, setting forth such amendment and signed by Licensor and Licensee.

     (c)  Governing Law.

          This Agreement will be deemed to have been executed in the State of Missouri and will be construed and interpreted according to the laws of that State without regard to its conflicts of law principles or rules. The parties agree that any legal action or proceeding with respect to this Agreement shall be brought in the United States District Court for the Eastern District of Missouri or, if such court does not have jurisdiction, in any court of general jurisdiction in the City or County of St. Louis, Missouri. Licensee consents to the personal jurisdiction of such courts, agrees to accept service of process by mail and hereby waives any jurisdictional or venue defenses otherwise available to it.

     (d)  Interpretation.

          The parties agree that each party and its counsel has reviewed this Agreement and the normal rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     (e)  Waiver.

          The failure of Licensor to insist in any one or more instances upon the performance of any term, obligation or condition of this Agreement by Licensee or to exercise any right or privilege herein conferred upon Licensor shall not be construed as thereafter waiving such term, obligation, or condition, or relinquishing such right or privilege, and the acknowledged waiver or relinquishment by Licensor of any default or right shall not constitute waiver of any other default or right. No waiver shall be deemed to have been made unless expressed in writing and signed by an authorized officer of Licensor.

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12

     (f)  Time  of the Essence.

          Time is of the essence with respect to the obligations to be performed under this Agreement.

     (g)  Rights Cumulative.

          Except as expressly provided in this Agreement, and to the extent permitted by law, any remedies described in this Agreement are cumulative and not alternative to any other remedies available at law or in equity.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives on the dates indicated below.


ANHEUSER-BUSCH, INCORPORATED       THE EARTHGRAINS COMPANY



BY:   //s// Gerald C. Thayer       BY:   //s// Mark H. Krieger

TITLE:  Controller                 TITLE:  Chief Financial Officer

DATE:  February 27, 1996           DATE:  March 1, 1996

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                            EXHIBIT A


                         TRADEMARK RECORD

     ARTICLES                                TRADEMARK LICENSED


KEY:

A1.  A & Eagle Design
A2.  A & Eagle Full Color Design
A3.  ANHEUSER-BUSCH
A8.  BUD RACING
A9.  BUDWEISER RACING and Checkerboard Design
A10. IT'S A BUD THING
A11. PROUD TO BE YOUR BUD
A12. IT'S ALWAYS BEEN TRUE THIS BUD'S FOR YOU
A13. BUDWEISER BOWTIE (Canted-Regular)
A14. BUDWEISER BOWTIE (Canted-Slanted)
A19. BUD ICE
A20. BUD ICE and Design
A21. BUD ICE LIGHT
A22. BUD ICE LIGHT and Design
A23. ANHEUSER LIGHT
A24. ANHEUSER LIGHT & Label Design
B1.  BUDWEISER and Design
B2.  BUDWEISER and Bow Tie Design
B3.  BUDWEISER and Label Design
B4.  BUDWEISER
B5.  BUD and Design
B7.  KING OF BEERS and Design
B8.  THIS BUD'S FOR YOU
B9.  BUDWEISER RACING and Label Design
B10. BUDWEISER RACING and Dot Design
B11. BUDWEISER RACING
B12. BUDWEISER Scroll Design
B13. BUDWEISER Crest
B14. BUD
B15. BUD & Italicized Design
B16. KING OF BEERS
B17. BUDWEISER & Italicized Design

B18. KING OF BEERS & Italicized Design
B19. BUD DRY
B20. BUD DRY & Label Design
B21. BUD DRY & Design
B23. NOTHING BEATS A BUD
B25. BUD DRY & Solid Design
B26. BUD DRY & Racetrack Design
B27. BUD DRY & Solid Racetrack Design
B28. WHY ASK WHY?
B29. JUMP ON A BUD
B30. YOUR PAD OR MINE?
C1.  BUD LIGHT & Design
C2.  BUD LIGHT and Label Design
C3.  BUD LIGHT & Racetrack Design
C4.  EVERYTHING ELSE IS JUST A LIGHT
C5.  BUD LIGHT & Solid Racetrack Design
C6.  BUD LIGHT & Solid Design
C7.  BUD LIGHT
C8.  BUD LIGHT Scroll & Crest Design
C9.  MAKE IT A BUD LIGHT
C10. YES I AM
C11. YES I AM and Design
C12. I LOVE YOU MAN!
D1.  BUSCH & Design
D2.  BUSCH and Label Design
D3.  BUSCH & High Mountain Design
D4.  BUSCH and A & Eagle Label Design
D5.  HEAD FOR THE MOUNTAINS
D6.  BUSCH NON-ALCOHOLIC BREW
D11. BUSCH
D12. BUSCH LIGHT
D13. BUSCH LIGHT & Label Design
D14. BUSCH LIGHT & Design
D15. BUSCH and Beer Design
D18. BUSCH MOUNTAIN MAN
D20. BUSCH CLASH Design
D21. BUSCH POLE AWARD Design
E1.  CARLSBERG and Label Design
E2.  CARLSBERG and Crown Design
E3.  CARLSBERG and Design
E4.  CARLSBERG LIGHT and Design
E5.  CARLSBERG LIGHT and Crown Design
E6.  CARLSBERG
E7.  CARLSBERG LIGHT
F1.  CLYDESDALES Hitch & Wagon and BUDWEISER Ribbon Design
F2.  CLYDESDALES Hitch & Wagon and World Famous Ribbon Design
F3.  THE CLYDESDALE COLLECTION
F4.  Clydesdale Single Horse

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F5.  Clydesdales Hitch & Wagon Design
F6.  CLYDESDALE
F7.  CLYDESDALES
G1.  GRANT'S FARM Design
G2.  GRANT'S FARM
G10. ELK MOUNTAIN AMBER ALE
G11. ELK MOUNTAIN AMBER ALE and Design
H1.  ELEPHANT Design
H2.  ELEPHANT and Label Design
H3.  ELEPHANT
H4.  ELEPHANT RED
H5.  ELEPHANT RED and Label Design
H6.  EAGLE SNACKS and Design
H7.  EAGLE SNACKS
H8.  EAGLE and Design
H9.  EVERYBODY LOVES THEM & Design
H10. CAPE COD
H11. CAPE COD and Lighthouse Design
H13. THE CRUNCH YOU CRAVE
H14. THE CRUNCH YOU CRAVE and Design
H15. CROSS ROADS
H16. CROSS ROADS and Label Design
H17. CROSS ROADS & Design
I5.  ZIEGENBOCK AMBER
I6.  ZIEGENBOCK AMBER and Label Design
J1.  MICHELOB & Design
J2.  MICHELOB CLASSIC DARK & Design
J3.  MICHELOB LIGHT and Design
J4.  Vertical Red Stripe Design
J5.  MICHELOB & Side Vertical Red Stripe Design
J6.  MICHELOB & Top Vertical Red Stripe Design
J7.  MICHELOB LIGHT and Side Vertical Red Stripe Design
J8.  MICHELOB LIGHT and Top Vertical Red Stripe Design
J9.  MICHELOB CLASSIC DARK & Side Vertical Red Stripe Design
J10. MICHELOB CLASSIC DARK & Top Vertical Red Stripe Design
J11. MICHELOB CLASSIC DARK & Block Top Vertical Red Stripe Design
J12. MICHELOB CLASSIC DARK & Block Side Vertical Red Stripe Design J14. MICHELOB DRY and Red Stripe Design
J15. MICHELOB DRY and A & Eagle Design
J16. MICHELOB
J17. MICHELOB LIGHT
J18. MICHELOB CLASSIC DARK
J19. MICHELOB DRY
J20. MICHELOB and Label Design
J21. MICHELOB LIGHT and Label Design
J22. MICHELOB DRY and Label Design
J23. MICHELOB CLASSIC DARK and Label Design
J24. MICHELOB GOLDEN DRAFT and Scroll Design

J25. MICHELOB GOLDEN DRAFT and A & Eagle Scroll Design
J26. MICHELOB GOLDEN DRAFT and A & Eagle Design
J27. MICHELOB DRAFT and Design
J28. MICHELOB GOLDEN DRAFT and Design
J29. MICHELOB GOLDEN DRAFT LIGHT and Scroll Design
J30. MICHELOB GOLDEN DRAFT LIGHT and A & Eagle Scroll Design
J31. MICHELOB GOLDEN DRAFT LIGHT and A & Eagle Design
J32. MICHELOB DRAFT LIGHT and Design
J33. MICHELOB GOLDEN DRAFT LIGHT and Design
J35. SMOOTH OVER EVERYTHING
J36. SMOOTH OVER EVERYTHING and Design
J37. MICH GOLDEN
J38. MICH GOLDEN and Design
K1.  NATURAL LIGHT and Design
K2.  NATURAL LIGHT and Label Design
K3.  NATURAL LIGHT and Hops Design
K6.  NATURAL LIGHT
K7.  NATURAL PILSNER and Label Design
K8.  NATURAL PILSNER and Design
K9.  NATURAL PILSNER and A & Eagle Ribbon Design
L2.  O'DOUL'S & Design
L3.  O'DOUL'S & Label Design
L4.  O'DOUL'S
N9.  RED WOLF & Design
N10. RED WOLF & Label Design
N11. FOLLOW YOUR INSTINCTS
Q1.  KING COBRA & Design
Q2.  KING COBRA and Label Design
Q3.  KING COBRA and Eagle Design
Q4.  KING COBRA
Q5.  KING COBRA and A & Eagle Design
S1.  KNOW WHEN TO SAY WHEN
S2.  KNOW WHEN TO SAY WHEN & Circle Design
S3.  FRIENDS KNOW WHEN TO SAY WHEN
S10. BUD MAN

                                                     EXHIBIT B

                     COPYRIGHT WORKS RECORD


ARTICLES                         KEY

                                 As approved in writing by
Licensor.






KEY

A: Archives Collection
D: Clydesdales
E: Approved Licensee Artwork

                                           EXHIBIT C


                     OFFICIAL PRODUCT LOGO

























                        VERIFICATION MARK








PAGE

                          EXHIBIT D
                   MANUFACTURER'S AGREEMENT

This Manufacturer's Agreement is made pursuant to the license agreement between Anheuser-Busch, Incorporated ("Anheuser-Busch") and the undersigned LICENSEE ("Licensee"), a copy of which is attached hereto and made a part hereof ("License Agreement"). ________________________________________________________ (full name) at _________________________ ("Manufacturer") desires to manufacture and sell to Licensee the following Articles bearing Anheuser-Busch Trademarks and/or Copyright Works:
__________________________. Such Articles shall be manufactured only at (full address): ___________________________. In consideration of Anheuser-Busch's approval of the manufacture by Manufacturer of any Article listed in Exhibit A of the License Agreement bearing any Trademarks or Copyright Works listed in Exhibits A or B respectively of the License Agreement, the parties agree as follows:

Manufacturer acknowledges the validity of and Anheuser-Busch's sole title to the Trademarks and Copyright Works. Manufacturer agrees that its right to manufacture Articles with the Trademarks or Copyright Works thereon is in all respects subject to the terms and conditions in the License Agreement, including, but not limited to, the termination provisions and restrictions on the use of the Trademarks and Copyright Works. Manufacturer agrees that the provisions of the License Agreement shall take precedence over and supersede any agreements between Licensee and Manufacturer. Manufacturer shall sell Articles with the Trademarks or Copyright Works thereon only to Licensee. Manufacturer agrees that its manufacture of Articles shall give Manufacturer no right to use the Trademarks or Copyright Works or to sell Articles bearing the Trademarks or Copyright Works beyond the expiration or termination of the License Agreement. If Licensee's right to use the Trademarks and Copyright Works expires or terminates, Manufacturer agrees to make no claim against Anheuser-Busch for any reason.

ANHEUSER-BUSCH, INCORPORATED     MANUFACTURER

By: _______________________      By: ______________________
      Cheryl A. Pfneisel
      Manager, Licensing
      Promotional Products Group     Title_________________

Date:  _____________________      Date:  __________________

____________________________
LICENSEE

By:  _______________________

Title:  ____________________

Date:   ____________________

CAPHJD/1995

                         EXHIBIT E

                         EXHIBIT  F

                 IRREVOCABLE LETTER OF CREDIT

Date of Issue:  _______________ , 1995

Credit Number:  ____________________

Applicant:  ________________________

Beneficiary:  Anheuser-Busch, Incorporated
                    One Busch Place
               St. Louis, MO 63118-1852
              Attn:  Licensing Department

Advising Bank:  Sun Bank NA
            200 So. Orange Ave.
           Ninth Flr., East Tower
            Orlando, FL 32801

Amount:  $________________________

Expiry Date:  15 Months from date of issue
                   At Our Counters


We hereby establish our Irrevocable Letter of Credit No.
______________ in your favor for the account of
__________________________  which is available against
presentation of your draft(s) drawn on us at sight up to an aggregate amount of _____________ U.S. Dollars ($_____________), which draft shall be in the form of Attachment-1 attached hereto.

All banking charges are for the account of Applicant. Partial drawings are permitted, and the sum of all drawings shall not exceed $____________.

This Letter of Credit will be automatically extended without amendment for one year from the current expiry date or any future expiry date unless we have notified you in writing not less than thirty (30) days prior to the current expiry date that we have elected not to extend the Letter of Credit for any such additional period.

We engage with you that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored if presented at this office on or before the current expiry date and any draft drawn by you under this Letter of Credit must bear the clause "Drawn under Irrevocable Letter of Credit No. ________________ dated
____________________________ ."

The original Letter of Credit must accompany any drawing.

Except so far as otherwise stated, this documentary credit is subject to the "Uniform Customs and Practice for Documentary
Credits" (1993 Revision) International Chamber of Commerce
(Publication 500).


                                ______________________________
                                   (Authorized Signature)

                           ATTACHMENT 1

"I hereby certify that I am an authorized official of Anheuser-Busch, Incorporated for the purposes of drawing under this Letter of Credit. I further certify that the amount drawn is due from (Applicant) and that (Applicant) has defaulted or failed to pay under the terms of the Anheuser-Busch License Agreement between (Applicant) and Anheuser-Busch, Incorporated dated __________________________ ."

Drawn under irrevocable Letter of Credit No. __________________ dated ______, 1995.

Anheuser-Busch, Incorporated, as beneficiary of such Letter of Credit, hereby requests payment in the amount of ____________________ Dollars ($____________).


                              ANHEUSER-BUSCH, INCORPORATED


                              By: _____________________________

                              Title: __________________________

                              Date: ___________________________